SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8 - K


             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             December 4, 2003
                                                             ----------------

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                           22-3410353
        --------                                           ----------
(State or other jurisdiction                            (I.R.S. Employer
     of incorporation)                                  Identification No.)

                                240 Route 10 West
                              Whippany, N.J. 07981
                                 (973) 887-5300
                              --------------------
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)





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                                                   Exhibit Index on Page 4



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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 3, 2003, Suburban Propane Partners, L.P. issued a press release (the "Press Release") announcing its intention to increase its quarterly distribution to $0.60 per Common Unit, payable in May 2004, contingent upon closing the previously announced Agway Energy transaction. A copy of the Press Release has been filed as exhibit 99.1 to this Current Report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.    A copy of the  Press  Release has  been  filed as Exhibit 99.1 to this Current Report.





















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUBURBAN PROPANE PARTNERS, L.P.

Decmber 4, 2003                    By:  /s/  Janice G. Meola
                                          -----------------------
                                          Name:  Janice G. Meola
                                          Title: Vice President, General Counsel
                                                 and Secretary
















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                                    EXHIBITS


Exhibit No.                           Exhibit
-----------                           -------

99.1                                  Press Release dated December 3, 2003